UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  January 25, 2016

Impac Mortgage Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-14100	33-0675505
(Commission File Number)	(IRS Employer Identification No.)

19500 Jamboree Road, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

(949) 475-3600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Conversion of Notes

On January 25, 2016, pursuant to the terms of the Convertible Promissory Notes Due 2018 with an aggregate principal amount of $20 million (the “Notes”), Impac Mortgage Holdings, Inc. (the “Company”) provided notice of conversion of the Notes, which conversion will be effective as of February 10, 2016.  As previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 30, 2013, the Notes were issued pursuant to a Note Purchase Agreement dated April 29, 2013.  The Notes will convert into an aggregate of 1,839,080 shares of the Company’s common stock.  In connection with the conversion of the Notes, on January 25, 2016, the Company and the noteholders entered into a Consent and Waiver Agreement whereby the holders waived the immediate payment at the time of conversion of the accrued and unpaid interest on such notes through April 30, 2016 and consented to the delay of the payment of such interest until April 30, 2016.

The securities described above were offered and sold pursuant to an exemption from the registration requirements of the Securities Act pursuant to Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder since, among other things, the transactions did not involve a public offering and the securities were acquired for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

Amendment to Office Lease

On January 26, 2016, an Amendment to Office Lease (the “Amendment”), entered into by the Company’s subsidiary, became effective.  Pursuant to the Amendment, the rental rate and premises governed by the lease were reduced and the lease was extended until August 31, 2024.

Item 3.02                                           Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report is hereby incorporated by reference into this Item 2.03.

Item 7.01                                           Regulation FD Disclosure.

On January 27, 2016, the Company issued a press release regarding the conversion of the Notes, a copy of which is filed as exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Item	Description

10.1	Consent and Waiver dated January 25, 2016 to Note Purchase Agreement dated as of April 29, 2013
10.2	Amendment to Office Lease
99.1	Press Release dated January 27, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAC MORTGAGE HOLDINGS, INC.

Date: January 28, 2016

	By:	/s/ Ronald M. Morrison
	Name:	Ronald M. Morrison
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Item	Description

10.1	Consent and Waiver dated January 25, 2016 to Note Purchase Agreement dated as of April 29, 2013
10.2	Amendment to Office Lease
99.1	Press Release dated January 27, 2016